UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2014

Burlington Stores, Inc.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1830 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 6, 2014, Burlington Stores, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Underwriter”), and the selling stockholders named therein (the “Selling Stockholders”), pursuant to which the Selling Stockholders agreed to sell 8,000,000 shares of the Company’s common stock, par value $0.0001 per share, to the Underwriter at a price of $38.10 per share (the “Shares”). The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Stockholders, conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriter, and termination and other customary provisions.

These representations and warranties of the parties contained in the Underwriting Agreement have been made solely for the benefit of the other party to the Underwriting Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Underwriting Agreement by disclosures that were made to the other party in connection with the negotiation of the Underwriting Agreement;

•	may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and

•	were made only as of the date of the Underwriting Agreement or such other date or dates as may be specified in the Underwriting Agreement.

The offering of the Shares closed on October 10, 2014.

The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-199176). This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into such registration statement. The foregoing summary of the Underwriting Agreement is qualified by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On October 6, 2014, the Company issued a press release announcing the secondary offering of common stock by the Selling Stockholders. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 6, 2014, by and among Burlington Stores, Inc., the selling stockholders named therein and J.P. Morgan Securities LLC, as underwriter.

99.1	Press Release, dated October 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ Paul Tang
Paul Tang Executive Vice President and General Counsel

Date: October 10, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 6, 2014, by and among Burlington Stores, Inc., the selling stockholders named therein and J.P. Morgan Securities LLC, as underwriter.

99.1	Press Release, dated October 6, 2014.